Exhibit 10.10

Execution Copy

Brookstone Company, Inc.

$185,000,000 12.00% Second Lien Senior Secured Notes due 2012

Purchase Agreement

September 23, 2005

Goldman, Sachs & Co.

As representative of the Purchasers

named in Schedule I hereto

c/o Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

Ladies and Gentlemen:

Brookstone Company, Inc., a New Hampshire corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $185,000,000 principal amount of 12.00% Second Lien Senior Secured Notes due 2012 Notes, specified above (the “Securities”). The Securities will be fully and unconditionally guaranteed as to the payment of principal, premium, if any, and interest (the “Guarantees”) jointly and severally by Brookstone, Inc., a Delaware corporation (the “Parent”), and each other entity named in Schedule II hereto (collectively, the “Guarantors”).

Concurrently with the closing of the offering of the Securities, the Company and the Guarantors will enter into a new senior secured credit facility, to be dated as of October 4, 2005, in an aggregate of up to $100,000,000 with Bank of America, N.A. (in its capacity as collateral agent under the new senior secured credit facility, the “First Lien Collateral Agent”), Goldman Sachs Credit Partners L.P. and a syndicate of other financial institutions (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Facility”).

The Company and the Guarantors have agreed to secure the Securities and the Guarantees of the Securities by second priority security interests granted to Wells Fargo Bank, N.A., as the collateral agent (the “Collateral Agent”) for the benefit of the Trustee (as defined below) and the holders of the Securities and any additional securities issued pursuant to the Indenture (as defined below) on all of the personal property of the Company and each of the Guarantors, whether tangible or intangible (the “Collateral”), subject to certain exceptions set forth in the Indenture, the Security Agreement and the IP Security Agreement (each as defined below). Such second priority security interests will be evidenced by the security agreement to be dated as of October 4, 2005, among the Company, the Guarantors and the Collateral Agent (the “Security Agreement”); the intellectual property security agreement to be dated as of October 4, 2005, among the Company, Guarantors and the Collateral Agent (the “IP Security Agreement”); the intercreditor agreement to be dated as of October 4, 2005, among the Company, the Guarantors, the Collateral Agent and the First Lien Collateral Agent (the “Intercreditor Agreement”); the collateral agency agreement to be dated as of

October 4, 2005, among the Company, the Guarantors, the Trustee and the Collateral Agent (the “Collateral Agency Agreement”); and any account control agreements to which the Company or any Guarantor is a party that are in effect at the Time of Delivery (such agreements, together with the Security Agreement, the IP Security Agreement, the Intercreditor Agreement and the Collateral Agency Agreement, the “Security Documents”).

1. The Company and each of the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Purchasers that:

(a) A preliminary offering circular, dated September 9, 2005 (the “Preliminary Offering Circular”) and an offering circular, dated September 23, 2005 (the “Offering Circular”) have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

(b) Neither the Parent nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, and other than as set forth or contemplated in the Offering Circular on the date hereof, there has not been any change in the capital stock or long-term debt of the Parent or any of its subsidiaries or any payment of or declaration to pay any dividends or other distribution with respect to the capital stock (or other) of the Parent or any of its subsidiaries (other than as a result of exercises of stock options or other equity incentive awards) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Parent and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular;

(c) The Parent and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Parent and its subsidiaries; and any real property and buildings held under lease by the Parent and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect in light of the use made and proposed to be made of such property and buildings by the Parent and its subsidiaries;

(d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Hampshire, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and the Parent and each of its subsidiaries other than the Company have been duly incorporated or formed and each is validly existing as a corporation or a limited liability company, as the case may be, and is in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be;

(e) The Parent has an authorized capitalization as set forth under the caption “Capitalization” in the Offering Circular, and all of the issued shares of capital stock of the Parent have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock or limited liability company interests, as applicable, of each of the Parent’s subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and, except as otherwise disclosed in the Offering Circular with respect to the joint ventures of the Parent’s subsidiaries, all of the issued shares of capital stock or limited liability company interests, as applicable, of each such subsidiary are owned directly or indirectly by the Parent, free and clear of all liens, encumbrances, equities or claims, other than those liens arising under the “new senior secured credit facility” described in the Offering Circular or the “existing revolving credit facility” described in the Offering Circular (as applicable);

(f) The Securities have been duly authorized by the Company; the temporary global Security, when executed, issued and delivered by the Company to and paid for by the Purchasers pursuant to this Agreement, and authenticated by the Trustee, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the indenture to be dated as of October 4, 2005 (the “Indenture”) between the Company, the Guarantors and Wells Fargo Bank, N.A., as Trustee (the “Trustee”), under which they are to be issued, which will be substantially in the form previously delivered to you; the Securities in definitive form, when executed, issued and delivered by the Company in exchange for the temporary global Security and authenticated by the Trustee in accordance with the terms of the Indenture, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company and the Guarantors and assuming due authorization by the Trustee, when executed and delivered by the Company and the Guarantors and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the temporary global Security, the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular;

(g) The Guarantees to be endorsed on the Securities have been duly authorized by the Guarantors, and when executed and delivered in accordance with the terms of the Indenture and when the Securities are duly executed, issued and delivered by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement and the Indenture, will constitute the valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Guarantees to be endorsed on the Securities will conform to the descriptions thereof in the Offering Circular;

(h) Each of the Security Documents has been duly and validly authorized by the Company and each of the Guarantors. When each of the Security Documents have been duly executed and delivered, each of the Security Documents will constitute the valid and binding agreements of the

Company and the Guarantors, enforceable against the Company and such Guarantors in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(i) When each of the Security Documents has been duly executed and delivered, the Security Documents will be effective to grant and create, in favor of the Collateral Agent, for the benefit of each present and future holder of the Securities, a valid and enforceable security interest in the Collateral described therein and proceeds and products thereof; and (i) when financing statements and other filings in appropriate form are filed in the offices as specified in the Security Agreement and the IP Security Agreement and (ii) upon the taking of possession or control by the Collateral Agent of any such Collateral with respect to which a security interest may be perfected only by possession or control, the security interest created by the Security Agreement and the IP Security Agreement, together with the Collateral Agency Agreement, shall constitute a fully perfected security interest on, and security interest in all right, title and interest of the grantors thereunder in such Collateral (other than such Collateral in which a security interest cannot be perfected under the UCC (as defined below) as in effect at the relevant time in the relevant jurisdiction), in each case subject to no Liens (as defined in the Indenture) other than Permitted Liens (as defined in the Indenture)(and subject as to priority, to no Liens other than Permitted Prior Liens(as defined in the Indenture));

(j) At the Time of Delivery, the representations and warranties contained in the Security Documents will be true and correct in all material respects as if made as of the Time of Delivery;

(k) The Company and each of the domestic Guarantors is a “registered organization” (as defined in Article 9 of the Uniform Commercial Code (the “UCC”) as in effect in the state of New York and the states in which the Company and each of the domestic Guarantors is organized) under the law of the jurisdiction in which it is organized, and at the Time of Delivery the Company and the Guarantors will have made provision for the prompt perfection of all security interests granted under the Security Agreement and IP Security Agreement in Collateral consisting of personal property or fixtures to the extent such security interests may be perfected by filing pursuant to the filing of financing statements in connection with the execution of the Security Agreement and the recordation of the IP Security Agreement in the United States Copyright Office and the United States Patent and Trademark Office;

(l) As of the Time of Delivery the Company and each of the Guarantors will own or otherwise have the rights it purports to have in the Collateral securing the Securities free and clear of all Liens (other than Permitted Liens (as defined in the Indenture)), and no financing statements in respect of Collateral securing the Securities will be on file in favor of any person other than those in respect of Permitted Liens and those for which duly authorized termination statements are delivered to the Collateral Agent or the First Lien Collateral Agent at the Time of Delivery;

(m) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors;

(n) The Exchange and Registration Rights Agreement to be dated as of October 4, 2005 among the Company, the Guarantors and the Purchasers (the “Registration Rights Agreement”), which will be substantially in the form previously delivered to you, has been duly authorized by the Company and each of the Guarantors, and as of the Time of Delivery (as defined herein), will have been duly executed and delivered by the Company and each of the Guarantors, and will constitute a valid and legally binding instrument enforceable against the Company and each of the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Registration Rights Agreement will conform to the descriptions thereof in the Offering Circular;

(o) The Exchange Securities have been duly and validly authorized for issuance by the Company, and when executed, issued and delivered by the Company and authenticated by the Trustee in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(p) The Guarantees to be endorsed on the Exchange Securities have been duly authorized by each of the Guarantors, and when executed and delivered in accordance with the terms of the Indenture and when the Exchange Securities are duly executed, issued and delivered by the Company and authenticated by the Trustee in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, will constitute the valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(q) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System, in each case as the same may be in effect or as the same may hereafter be in effect at the Time of Delivery;

(r) Prior to the date hereof, neither the Company nor any of its affiliates nor any of the Guarantors has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

(s) The issue and sale of the Securities and the compliance by the Company and the Guarantors with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement, the Security Agreement, the IP Security Agreement, the Intercreditor Agreement and this Agreement and the consummation of the transactions herein and therein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent or any of its subsidiaries is a party or by which the Parent or any of its subsidiaries is bound or to which any of the property or assets of the Parent or any of its subsidiaries is subject, (ii) will not result in any violation of the provisions of the respective Certificate of Incorporation or By-laws of the Company or each of the Guarantors, (iii) will not result in a violation of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent or any of its subsidiaries or any of their properties and (iv) will not result in the imposition of a lien, other than liens permitted under the Credit Facility, on any assets of the Company or any of the Guarantors, except in the case of clauses (i) and (iii) above, for such conflicts, breaches, violations, defaults or liens that, individually or in the aggregate, would not have a material adverse effect on the business, management, condition (financial or otherwise), or results of operations of the Parent and its subsidiaries, taken as a whole (any such event, “Material Adverse Effect”); and, assuming the accuracy of the representations and warranties of the Purchasers in Section 3 of this Agreement, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company and each of the Guarantors of the transactions contemplated by this Agreement, the Indenture, the Security Documents or the Registration Rights Agreement, except for the filing of a registration statement by the Company and each of the Guarantors with the Securities and Exchange Commission (the “Commission”) pursuant to the United States Securities Act of 1933, as amended (the “Securities Act”) pursuant to the Registration Rights Agreement, such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the private placement or equivalent provisions of the securities laws of any jurisdiction outside the United States in connection with the purchase and distribution of the Securities by the Purchasers and the qualification of the Indenture (or any substantially identical indenture referred to in the Registration Rights Agreement) under the Trust Indenture Act of 1939 and the filings required to perfect the Collateral Agent’s security interests granted pursuant to the Security Documents;

(t) Neither the Parent nor any of its subsidiaries is in violation of (i) its Certificate of Incorporation or By-laws or other organization documents, as the case may be, or (ii) is in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clause (ii) above, for such violations or defaults that, individually or in the aggregate would have a Material Adverse Effect;

(u) The statements set forth in the Offering Circular under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Securities and the statements in the Offering Circular under the captions “Certain United States Federal Tax Considerations” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

(v) [Intentionally Omitted];

(w) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Parent or any of its subsidiaries is a party or of which any property of the Parent or any of its subsidiaries is the subject which, if determined adversely to the Parent or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best knowledge of the Parent and its subsidiaries, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(x) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(y) Neither the Company nor any Guarantor is, or after giving effect to the offering and sale of the Securities and the consummation of the transactions contemplated in the Offering Circular, will be, an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

(z) Neither the Company nor any Guarantor nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to

non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of such Rule 902;

(aa) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company (other than the Purchasers and their affiliates as to whom the Company and the Guarantors make no representation) has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company and each of the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company or any of the Guarantors, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

(bb) The Parent maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) in accordance with the requirements of the Exchange Act which has been designed by the Parent’s principal executive officer and principal financial officer (as such terms are defined in the Exchange Act), or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Parent’s internal control over financial reporting was effective as of January 29, 2005 and the Parent is not aware of any material weaknesses in its internal control over financial reporting;

(cc) Since January 29, 2005, there has been no change in the Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Parent’s internal control over financial reporting;

(dd) The Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) in accordance with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Parent and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures were effective as of July 30, 2005.

(ee) PricewaterhouseCoopers LLP, which has audited certain financial statements of the Parent and its subsidiaries is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(ff) Each of the Parent and its subsidiaries (either individually or together) owns or possesses or has the right to use the licenses, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the “Intellectual Property”) presently employed by it in connection with, and material to, individually or in the aggregate, its operations, except where the failure to own, possess or have the right to use would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Parent nor any of its subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, individually or in the aggregate, would result have a Material Adverse Effect. To the knowledge of the Parent and its subsidiaries, the use of such Intellectual Property in connection with the business and operations of the Company and its subsidiaries as described in the Offering Circular does not infringe on the rights of any person, except as would not, individually or in the aggregate, have a Material Adverse Effect;

(gg) All tax returns required to be filed by the Parent and its subsidiaries in all jurisdictions have been timely and duly filed, other than those filings being contested in good faith or, except in the case in which failure to so file would not have a Material Adverse Effect. There are no tax returns of the Parent or its subsidiaries that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which the Parent or its subsidiaries have received notice), except such audits as would not have a Material Adverse Effect. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities, have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest, or those as would not have a Material Adverse Effect;

(hh) Each of the Parent and its subsidiaries is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), except for any non-compliance which would not have a Material Adverse Effect; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in Section 3(2) of ERISA) for which the Parent or any of its subsidiaries would have any liability, except such as would not have a Material Adverse Effect; neither the Parent nor any of its subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “defined benefit pension plan” as defined in Section 3(35) of ERISA or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”), in each case, except as would not have a Material Adverse Effect; and each “pension plan” for which the Parent and its subsidiaries would have any liability, except as would not have a Material Adverse Effect, that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except, in each case, as would not have a Material Adverse Effect;

(ii) Except for such matters as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Parent and its subsidiaries are not in violation of environmental, safety or similar laws or regulations applicable to them or their business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, the “Environmental Laws”), (ii) the Parent and its subsidiaries have all permits, licenses and approvals required under the applicable Environmental Laws and are not in violation of any term or condition of such permits, licenses or approvals, (iii) there are no pending or, to the knowledge of the Parent and its subsidiaries, threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Laws against the Parent and its subsidiaries and (iv) to the knowledge of the Parent and its subsidiaries, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Parent and its subsidiaries relating to the Environmental Laws.

(jj) Each certificate signed by any officer of the Company and/or any of the Guarantors and delivered to the Purchasers or counsel to the Purchasers pursuant to this Agreement shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, to the Purchasers as to the matters covered thereby.

2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.333% of the principal amount thereof, plus accrued interest, if any, from October 4, 2005 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I attached hereto.

3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

(a) It will offer and sell the Securities only to: (i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A and (ii) upon the terms and conditions set forth in Annex I attached hereto; and

(b) It is an Institutional Accredited Investor; and

(c) It has not solicited offers and will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

4. (a) The Securities to be purchased by each Purchaser hereunder, in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours’ prior notice to the Company, will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds to an account designated by the Company, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on October 4, 2005 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the “Time of Delivery.”

(b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(i) hereof, will be delivered at such time and date at Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022 (the “Closing Location”), and the Securities will be delivered to the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5. Each of the Company and the Guarantors jointly and severally agrees with each of the Purchasers:

(a) To prepare the Offering Circular in a form reasonably approved by you; to make no amendment or any supplement to the Offering Circular unless the Purchasers shall previously have been advised thereof and shall not have reasonably objected thereto within a reasonable time after being furnished a copy thereof;

(b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or file a general consent to service of process in any jurisdiction, (ii) take any other action that would subject it to general service of process or taxation in excess of a nominal amount in respect of doing business in any jurisdiction in which it is not otherwise subject or (iii) make any changes to its organizational documents;

(c) To furnish the Purchasers with written and electronic copies of the Offering Circular in such quantities as you may from time to time reasonably request, and if, at any time prior to the earlier to occur of (i) receipt by the Company of a written confirmation from the Purchasers of the completion of the resale by the Purchasers of the Securities or (ii) expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

(d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder or in the Registration Rights Agreement any securities of the Company that are substantially similar to the Securities;

(e) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g) If requested by you, to use its commercially reasonable efforts to cause such Designated Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

(h) So long as any notes are outstanding, (i) to furnish to the holders of the Securities or cause the Trustee to furnish to the holders of Securities and post to its website or (ii) to file with the Securities and Exchange Commission (the “SEC”), transmit to the Trustee an electronic or paper copy of, and if the Company has a website, post to its website, in each case within the time periods that such reports would be required to be filed with the SEC if the rules and regulations of the SEC were applicable to the Company (x) all quarterly and annual reports that would be required to be filed with the SEC on Forms 10-Q and 10-K if the Company were required to file such reports and (y) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports; to prepare all such reports in all material respects in accordance with all of the rules and regulations applicable to such reports; to include a report on the Company’s consolidated financial statements by the Company’s certified independent accountants in each annual report on Form 10-K;

(i) During the period of two years after the Time of Delivery, the Parent and Company will not, and will not permit any of their “affiliates” (as defined in Rule 144 under the Securities Act) over which either of them exercises control to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;

(j) Pursuant and subject to the Registration Rights Agreement, the Company and the Guarantors shall file with the Commission within 120 days following the Time of Delivery and use its commercially reasonable efforts to cause to be declared or become effective under the Securities Act, on or prior to 240 days after the Time of Delivery, a registration statement on Form S-4 providing for the registration of a new series of debt securities of the Company (the “Exchange Securities”) having substantially identical terms as the Securities except that the Exchange Securities will be registered pursuant to an effective Registration Statement under the Securities Act (the “Exchange Offer”), and to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Securities Act related to the resale by certain holders of the Securities, and to use its commercially reasonable efforts to cause such shelf registration statement to be declared effective, and shall exchange of the Securities for the Exchange Securities; and

(k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption “Use of Proceeds.”

6. The Company and the Guarantors, jointly and severally, covenant and agree with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and Guarantors’ counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, the Intercreditor Agreement, the Security Agreement, the IP Security Agreement, the Blue Sky and legal investment surveys, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities (but not, however, the legal fees and expenses of counsel to the Purchasers incurred in connection with the foregoing, except as provided in Section 11 hereof) ; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 6, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) Latham & Watkins LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b) Kaye Scholer LLP, counsel for the Parent and its subsidiaries, shall have furnished to you their written opinion, dated the Time of Delivery to the effect set forth in Annex II hereto;

(c) Cook, Little, Rosenblatt & Manson, P.L.L.C., counsel for Brookstone Company, Inc., Brookstone International Holdings, Inc., Brookstone Purchasing, Inc., Brookstone Holdings, Inc., Brookstone Stores, Inc., Brookstone Properties, Inc. and Gardeners Eden, Inc. shall have furnished to you their written opinion, dated the Time of Delivery to the effect set forth in Annex III hereto;

(d) Daniel Burke, General Counsel of the Parent, shall have furnished to you his written opinion, dated the Time of Delivery to the effect set forth in Annex IV hereto;

(e) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof to the effect set forth in Annex V hereto;

(f) (i) Neither the Parent nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or any payment of or declaration to pay any dividends or other distribution with respect to the capital stock of the Parent or any of its subsidiaries (other than as a result of exercises of stock options or other equity incentive awards) or long-term debt of the Parent or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Parent and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

(g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities;

(h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE or the NASDAQ; (ii) a suspension or material limitation in trading in the Parent’s securities on the NYSE or the NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

(i) The Securities have been designated for trading on PORTAL;

(j) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request;

(k) The Collateral Agent shall have received at the Time of Delivery (or with respect to clause (v) below, the Company shall have used its commercially reasonable efforts to deliver):

(i) appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of UCC-1 financing statements naming the Company and each Guarantor as a debtor and the Collateral Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Collateral Agent and its counsel, desirable to perfect the security interests of the Collateral Agent;

(ii) duly executed, delivered and completed copies of the Security Agreement and IP Security Agreement;

(iii) appropriately completed copies, which have been duly authorized for filing by the appropriate Person, of Uniform Commercial Code Form UCC-3 termination statements delivered to the First Lien Collateral Agent, if any, necessary to release all Liens (other than Permitted Liens (as defined in the Indenture)) of any Person in any Collateral;

(iv) copies of all lien searches provided to Bank of America, N.A., the Administrative Agent and First Lien Collateral Agent for the Credit Facility, together with copies of all financing statements provided to the First Lien Collateral Agent that name the Company or any Guarantor (under its present or previous names) as debtor (none of which shall cover Collateral described in the Security Documents, except for Permitted Liens (as defined in the Indenture) and any Liens for which duly authorized UCC-3 termination statements are delivered to the First Lien Collateral Agent); and

(v) such other approvals, opinions, or documents with respect to the Collateral as the Purchasers may reasonably request in form and substance reasonably satisfactory to each of them.

(l) The Parent shall have consummated, or shall consummate concurrently with the issuance of the Securities, the “transactions” (as defined in the Offering Circular);

(m) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Purchasers shall have received executed counterparts thereof; and

(n) The Company, the Guarantors and the Purchasers shall have entered into the Registration Rights Agreement and the Purchasers shall have received executed counterparts thereof.

8. (a) The Company and the Guarantors will, jointly and severally, indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

(b) Each Purchaser will indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total underwriting discounts and commissions received by the Purchasers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof)

referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company and the Guarantors under this Section 8 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and each Guarantor and to each person, if any, who controls the Company and each Guarantor within the meaning of the Act.

9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company or the Guarantors, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company and the Guarantors as provided herein, the Company and the Guarantors will, jointly and severally, reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Guarantors shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representative.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the representative in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or any Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company, the Guarantors, and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Guarantors and each person who controls the Company and/or the Guarantors or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence of this Agreement.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

17. Notwithstanding anything herein to the contrary, the Company (and the Company’s employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Purchasers imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means U.S. federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

18. The Company and the Guarantors acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Company or any of the Guarantors, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company or any of the Guarantors with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Company or any of the Guarantors on other matters) or any other obligation to the Company or the Guarantors except the obligations expressly set forth in this Agreement and (iv) the Company and each of the Guarantors has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and each of the Guarantors agree that it will not claim that the Purchasers, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Guarantors, in connection with such transaction or the process leading thereto.

19. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Guarantors and the Purchasers, or any of them, with respect to the subject matter hereof.

20. The Company and each of the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Company and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement Among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature pages follow]

Very truly yours,

Brookstone Company, Inc.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

Brookstone, Inc.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Executive Vice President

Brookstone International Holdings, Inc.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

Brookstone Purchasing, Inc.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

Brookstone Stores, Inc.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

[Purchase Agreement]

Brookstone Retail Puerto Rico, Inc.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

Brookstone Holdings, Inc.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

Brookstone Properties, Inc.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

Advanced Audio Concepts, Ltd.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

Gardeners Eden, Inc.

By:	/s/ PHILIP W. ROIZIN
Name:	Philip W. Roizin
Title:	Executive Vice President

[Purchase Agreement]

Accepted as of the date hereof:

Goldman, Sachs & Co.
On behalf of each of the Purchasers

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

[Purchase Agreement]

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased
Goldman, Sachs & Co.	$129,500,000
UBS Securities LLC	$55,500,000

Total	$185,000,000

SCHEDULE II

The Guarantors

Brookstone, Inc.

Brookstone International Holdings, Inc.

Brookstone Purchasing, Inc.

Brookstone Stores, Inc.

Brookstone Retail Puerto Rico, Inc.

Brookstone Holdings, Inc.

Brookstone Properties, Inc.

Advanced Audio Concepts, Ltd.

Gardeners Eden, Inc.

ANNEX I

(1)	The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or, Rule 144A under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

(2)	Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

Each Initial Purchaser has represented and agreed that:

(a)	(i) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (ii) it has not offered or sold and will not offer or sell the Notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Notes would otherwise constitute a contravention of Section 19 of the FSMA by the Issuer;

(b)	it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the

A-1

meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer or the Guarantors; and

(c)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each Initial Purchaser has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of Notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Notes to the public in that Relevant Member State at any time:

(a)	to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

(b)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)	in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Notes to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(3)	Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.’s express written consent and then only at its own risk and expense.

A-2

ANNEX II

Form of Legal Opinion of Kaye Scholer LLP

Goldman, Sachs & Co.

UBS Securities LLC

c/o Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

Ladies and Gentlemen:

We have acted as counsel to Brookstone Company, Inc., a New Hampshire corporation (the “Company”), Brookstone, Inc., a Delaware corporation (“Parent”) and each of the other companies listed on Schedule A hereto (collectively with Parent, the “Guarantors”) in connection with the Purchase Agreement (the “Purchase Agreement”) dated as of September __, 2005 by and among the Company, the Guarantors, Goldman, Sachs & Co. and UBS Securities LLC (collectively, the “Purchasers”).

This opinion is given pursuant to Section 7(b) of the Purchase Agreement. Capitalized terms used in this opinion without definition have the meanings given to them in the Purchase Agreement.

As to various questions of fact material to our opinions in the numbered paragraphs below, we have relied upon, and assumed without independent investigation the accuracy of, the representations made by the Company and each of the Guarantors in Section 1 of the Purchase Agreement and the Security Documents (as defined below). We have also examined (i) the Indenture (the “Indenture”), dated as of October     , 2005, by and among the Company, the Guarantors and Wells Fargo Bank, N.A. (“Wells Fargo”), as Trustee and Collateral Agent, (ii) the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of October     , 2005, by and among the Company, the Guarantors and the Purchasers, (iii) the Securities, (iv) the Security Agreement, dated as of October     , 2005 (the “Security Agreement”), among the Company, the Guarantors and Wells Fargo, as Collateral Agent (in such capacity, the “Collateral Agent”), (v) the IP Security Agreement, dated October     , 2005 (the “IP Security Agreement”), among the Company, the Guarantors and the Collateral Agent, (vi) the Collateral Agency Agreement dated as of October     , 2005 (the “Collateral Agency Agreement”), by and among the Company, the Guarantors and Wells Fargo, as Trustee and Collateral Agent, (vii) [the intercreditor agreement] dated as of October     , 2005 (the “Intercreditor Agreement”), (viii) the organizational documents of Parent; (ix) the agreements listed on Schedule B hereto, (x) the unfiled copy of a financing statement attached hereto as Annex A (the “Financing Statement”), which we understand will be filed in the office of the Secretary of State of the State of Delaware, and (xi) such certificates, documents and records and have made such investigation as we have deemed necessary in connection with the opinions set forth below. The Security Agreement, the IP Security Agreement, the Collateral Agency Agreement and the Intercreditor Agreement are referred to herein collectively as the “Security Documents.”

In expressing the opinions set forth below, we have assumed the genuineness of all signatures and the capacity of the persons so signing, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as certified, conformed, photostatic or facsimile copies and the authenticity of the originals of such copies.

We have assumed that the Purchase Agreement, Registration Rights Agreement, Indenture, the Securities and the Security Documents (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by each of the parties thereto other than Parent, and that each such party has all requisite power and authority to effect the transactions contemplated by the Transaction Documents. In rendering the opinions expressed in paragraphs 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14 below with respect to each of the Company and the Guarantors (other than Parent), we have assumed that: (i) it has the requisite power and authority to execute, deliver and perform the Transaction Documents to which it is a party; (ii) the execution, delivery and performance by it of the Transaction Documents to which it is a party have been duly authorized by all requisite action and such Transaction Documents have been duly executed and delivered on its behalf by one or more duly authorized officers thereof; (iii) it has been duly organized and is validly existing and is in good standing under the laws of the jurisdiction of its organization; (iv) the issuance and sale of the Securities and the execution, delivery and performance by it of the Transaction Documents to which it is a party do not violate (A) any provisions of law, regulation or treaty applicable to it or public policy, in each case in the jurisdiction where it is organized or (B) any provision of its organizational documents; and (v) no consent, approval, authorization, order, registration, qualification of, or other action by, or filing with, any governmental authority in the jurisdiction of its organization is required for the valid execution, delivery or performance by it of any of the Transaction Documents to which it is a party, except for such approvals, authorizations, actions and filings as have been obtained, taken or made, as the case may be.

Except with respect to paragraph 19 below and as otherwise provided herein, the Laws covered by the opinions expressed herein are limited to the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware which, in each case, in the exercise of customary professional diligence would reasonably be recognized as applicable directly to Parent, the Company and the other Guarantors, as the case may be (excluding in any event Section 547 and 548 of the federal Bankruptcy Code and comparable provisions of state law or of any federal or state anti-fraud, antitrust, securities or trade regulation laws or laws relating to the right of any Lender to receive or retain any payment of indebtedness if such payment is found to be voidable under the federal Bankruptcy Code or other applicable insolvency statute) (collectively, the “Opining Laws”). The opinion in paragraph 19 below is based solely on the Uniform Commercial Code as in effect in the State of New York on the date hereof (the “New York UCC”) and Sections 9-501, 9-502, 9-503, 9-504, 9-509, 9-510 and 9-521 (the “Filing Sections”) of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof, as same appears in the Delaware Code Annotated, as supplemented by the 2002 Supplement (the “Delaware UCC”). Further, our opinion in paragraph 18 below is limited to Article 9 of the New York UCC and therefore that opinion paragraph does not address (i) laws other than Article 9 of the New York UCC and (ii) collateral of a type not subject to Article 9 of the New York UCC. For purposes of this opinion letter, the “Law” of a jurisdiction means such jurisdiction’s statutes, the judicial and administrative decisions, and the rules and regulations of the governmental agencies of such jurisdiction, but excluding the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities, and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level) and judicial decisions to the extent that they deal with any of the foregoing excluded items.

Based on the foregoing and on the qualifications, limitations and assumptions set forth herein, we are of the opinion that:

1. Parent is validly existing as a corporation in good standing under the laws of the State of Delaware.

2. Parent has the corporate power and authority to own its properties and conduct its business as described in the Offering Circular.

3. All of the issued and outstanding capital stock of Brookstone Acquisition Corp. (“Acquisition”) has been duly authorized and validly issued, is fully paid and non-assessable. All the outstanding shares of capital stock of Acquisition are owned of record by Brookstone Holdings Corp. (“Holdings”) and, immediately following the merger of Acquisition with and into Parent (the “Merger”), with Parent as the surviving corporation, as contemplated by the Agreement and Plan of Merger, dated as of April 15, 2005, as amended on July 15, 2005, by and among Holdings, Parent and Acquisition, all of the outstanding shares of capital stock of Parent will be owned of record by Holdings.

4. The Purchase Agreement has been duly authorized, executed and delivered by Parent.

5. The Indenture has been duly authorized, executed and delivered by Parent and constitutes a valid and binding instrument, enforceable against the Company and the Guarantors in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law or against public policy and subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the rights and remedies of creditors and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

6. The Registration Rights Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding agreement, enforceable against the Company and the Guarantors in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law or against public policy and subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the rights and remedies of creditors and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

7. Each of the Security Documents has been duly authorized, executed and delivered by Parent and constitutes a valid and binding agreement, enforceable against the Company and the Guarantors in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law or against public policy and subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the rights and remedies of creditors and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

8. The issue and sale of the Securities and, to the extent a party thereto, the consummation by the Company and the Guarantors of the transactions contemplated by the Transaction Documents will not (a) result in any breach or violation of the provisions of any of the Opining Laws (other than performance by the Company and the Guarantors of their obligations under the indemnification and contribution sections of the Purchase Agreement, Registration Rights Agreement, Indenture and Security Documents, as applicable, as to which we render no opinion), (b) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any of the agreements listed on Schedule B hereto or (c) violate the provisions of the Certificate of Incorporation or Bylaws of Parent as in effect immediately following the Merger.

9. No consent, approval, authorization, order, filing, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the General Corporation Law of the State of Delaware is required for the issuance and sale of the Securities or the Guarantees or the consummation by the Company or the Guarantors of the transactions contemplated by the Transaction Documents other than the Security Documents. Except for the filing or recordation in the appropriate governmental offices of UCC financing statements (including the Financing Statement) and other appropriate filings, registrations and recordings to perfect liens created under the Security Documents in assets that do not constitute Article 9 Collateral (as defined below), no consent, approval, authorization, order, filing, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the General Corporation Law of the State of Delaware is required for the execution and delivery by Parent of the Security Documents, the authorization by Parent of the filing of the Financing Statement being filed against it or the performance by Parent of its obligations under the Security Documents, including without limitation the grant of any security interests under the Security Agreement and the IP Security Agreement.

10. The Guarantees have been duly authorized by the Parent and constitute the valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as rights to indemnification and contribution thereunder may be limited by applicable law or against public policy and subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the rights and remedies of creditors and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

11. Each of the Securities, including those Securities in the form of a Regulation S Temporary Global Note (as defined in the Indenture), when executed and authenticated in accordance with the provisions of the Indenture and issued and delivered and paid for by the Purchasers in accordance with the terms of the Purchase Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other laws applicable to creditors’ rights generally and to general equitable principles (whether considered in an action at law or a proceeding in equity).

12. Each of the Securities in the form of a Regulation S Permanent Global Note, when executed and authenticated in accordance with the provisions of the Indenture and issued and delivered in accordance with the provisions of the Indenture, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, and subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the rights and remedies of creditors and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

13. Each of the Exchange Securities, when executed and authenticated in accordance with the provisions of the Indenture, and issued and delivered in accordance with the provisions of the Indenture and the Registration Rights Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other laws applicable to creditors’ rights generally and to general equitable principles (whether considered in an action at law or a proceeding in equity).

14. The guarantees included in the Exchange Securities have been duly authorized by the Parent, and when executed and delivered in accordance with the terms of the Indenture and when the Exchange Securities are executed and authenticated in accordance with the provisions of the Indenture, and issued and delivered in accordance with the provisions of the Indenture and the Registration Rights Agreement, will constitute the valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as rights to indemnification and contribution thereunder may be limited by applicable law or against public policy and subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general applicability relating to or affecting the rights and remedies of creditors and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

15. The statements set forth in the Offering Circular under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Securities, and under the caption “Certain United States Federal Income Tax Considerations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.

16. Assuming the accuracy of and compliance with the representations, warranties and covenants of the Company, the Guarantors and of each of the Purchasers contained in the Purchase Agreement, it is not necessary in connection with the offer, sale and initial resale of such Securities by the Purchasers in the manner contemplated by the Purchase Agreement and the Offering Circular to register the Securities under the Act or to qualify the Indenture under the United States Trust Indenture Act of 1939 (the “Trust Indenture Act”).

17. Neither the Company nor any of the Guarantors is, nor after giving effect to the offering and sale of the Securities to be issued and sold by the Company under the Purchase Agreement and the Indenture and the application of the net proceeds from such sale as described in the Offering Circular under the caption “Use of Proceeds,” will be, required to register as an “investment company,” as such term is defined in the Investment Company Act.

18. The Security Agreement and the IP Security Agreement, together with the Collateral Agency Agreement, create in favor of the Collateral Agent, for the benefit of the [secured parties] (as defined in the Security Agreement), a security interest in the assets of each of the Company and each Guarantor described therein in which a security interest may be created under Article 9 of the New York UCC (the “Article 9 Collateral”), which security interest secures the Obligations (as defined in the Security Agreement and IP Security Agreement, respectively) of such Person.

19. The Financing Statement is in proper form for filing in the office of the Secretary of State of the State of Delaware, and upon due filing in such office, the Collateral Agent, for the benefit of the [secured parties], will have a perfected security interest in that portion of the Article 9 Collateral of Parent in which a security interest is perfected by filing a financing statement under the Delaware UCC (the “Filing Collateral”).

We have acted as U.S. counsel to the Company and the Guarantors in connection with the preparation of the Offering Circular. In connection with the preparation of the Offering Circular, we have participated in conferences with officers and representatives of the Company and the Purchasers, counsel for the Purchasers and the independent public accountants of the Company, at which the contents of the Offering Circular were discussed. We have not undertaken to determine independently and we are not passing upon, guaranteeing and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular and have made no independent verification or check thereof, except as set forth in paragraph 15 above. However, subject to the foregoing, on the basis of our participation in the conferences referred to above and our examination of the documents referred to herein, we advise you that no facts have come to our attention which cause us to believe that the Offering Circular, as of the date thereof or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that we express no such view with respect to any financial statements, accounting information or financial or statistical data, including, in each case, the notes and schedules thereto, that is included in the Offering Circular or any amendments or supplements thereto).

The opinions expressed above are subject to the following qualifications, assumptions and exceptions:

(a) We express no opinion with respect to limitations imposed by law and court decisions upon the availability of the remedy of specific performance, injunctive relief and other equitable remedies, whether sought in legal or equitable proceedings.

(b) We express no opinion with respect to the enforceability under certain circumstances, (i) of provisions that expressly or by implication waive broadly or vaguely stated rights, unknown future rights, defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law; or (ii) of provisions stating that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or that the election of some particular remedy or remedies does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.

(c) We express no opinion with respect to the effect of legal or equity principles which provide, essentially, that a court may not enforce (or may limit the application of) a contract or portions thereof, which the court finds as a matter of law to have been unconscionable at the time the contract was made.

(d) The foregoing opinions are limited to the specific issues addressed and to laws existing on the date hereof. By rendering our opinion, we do not undertake to advise you with respect to any matter or, of any change in, such laws or in the interpretations thereof which may occur after the date hereof.

(e) With respect to our opinion in paragraphs 8 and 9 above, we express no opinion as to the Securities Act, the Exchange Act, the Trust Indenture Act, state securities or “blue sky” laws or foreign securities laws, or the effect thereof. With respect to our opinion in paragraph 16 above, we express no opinion as to when or under what circumstances any Securities initially resold by the Purchasers may be reoffered or resold.

(f) Our opinions in paragraphs 18 and 19 above are subject to the following additional qualifications and assumptions:

(i) We have assumed that Parent has its respective rights in the Article 9 Collateral as to which it has granted a security interest to the Collateral Agent and that value has been given therefor. We express no opinion as to the nature or extent of any person’s rights in, or title to, any Article 9 Collateral or as to the validity or enforceability of any Article 9 Collateral.

(ii) We have assumed that the descriptions of the Article 9 Collateral contained in, or attached as schedules to, the Security Documents are factually accurate descriptions of the collateral intended to be covered by such documents.

(iii) The security interest of the Collateral Agent in proceeds of the Article 9 Collateral is limited to the extent set forth in Section 9-315 of the New York UCC and Delaware UCC.

(iv) In the case of Article 9 Collateral consisting of chattel paper, accounts and general intangibles, the security interest of the Collateral Agent may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors to the extent set forth in the New York UCC.

(v) Except to the extent Article 9 of the New York UCC and the Filing Sections are applicable, no opinion is expressed concerning any item of Article 9 Collateral that is subject to a statute, regulation or treaty of the United States of America that provides for a national or international registration or a national or international certificate of title for the creation of a security interest therein.

(vi) To the extent that the Company or any Guarantor acquires rights in any Article 9 Collateral subsequent to the date hereof, the security interest of the Collateral Agent will not attach until such Person acquires such rights.

(vii) We do not, except to the extent Article 9 of the New York UCC and the Filing Sections are applicable, address the security interest of any person in any copyrights, patents, trademarks, service marks or other intellectual property, the proceeds thereof or any rights (including accounts, general intangibles or payment intangibles) with respect to the lease, license or use thereof.

(viii) We express no opinion as to the effect of agreements or laws (other than the New York UCC) prohibiting, restricting or conditioning the assignment of any of the Article 9 Collateral.

(ix) Except as set forth in paragraph 19 above, we express no opinion as to the perfection of any security interest. We express no opinion as to the priority or freedom from adverse claims of any security interest.

(x) We have assumed that none of the Article 9 Collateral consists of consumer goods, crops growing or to be grown, timber to be cut, minerals or the like (including oil and gas) or accounts resulting from the sale of minerals or the like at the wellhead or the minehead.

(xi) We have assumed that each item of Article 9 Collateral consisting of instruments and certificated securities is represented by only one writing.

(xii) We have assumed that the mailing address of the Collateral Agent listed on the Financing Statements is accurate and complete in all respects.

(xiii) We express no opinion with respect to commercial tort claims.

(xiv) We have assumed that Parent is a corporation duly organized only under the laws of the State of Delaware.

(xv) In the case of the issuance of distributions with respect to the Article 9 Collateral, the validity, perfection and priority of the security interest of the Collateral Agent may be dependent upon obtaining possession thereof or taking other appropriate action in accordance with the provisions of the New York UCC or Delaware UCC.

(xvi) In rendering our opinion in paragraph 19 above, we have assumed that any and all recording taxes and fees with respect to the perfection of security interests in the Article 9 Collateral have been paid to the appropriate governmental authorities.

(g) We call to your attention that certain courts have held that indemnities with respect to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1980, 42 U.S.C.A. Section 9601 et seq., are unenforceable and we express no opinion with respect to the effect of such decisions on the enforceability of the Security Documents.

(h) The foregoing opinions are subject to the qualification that the enforceability of certain remedies, waivers and submissions provided in the Transaction Documents may be unavailable or limited by certain laws and judicial decisions. In respect of such qualification, however, we are of the opinion that such laws and judicial decisions do not, subject to the other exceptions and limitations contained in this opinion letter, make the remedies generally afforded by such documents inadequate to permit enforcement of any indebtedness or any security interests arising thereunder.

(i) We note that rights, remedies and other provisions of any Transaction Document that permit any person thereunder to take action or make determinations, or to benefit from indemnities and similar undertakings of the Company or any Guarantor may be subject to a requirement that such action be taken or such determinations be made, and that any action or inaction by such person which may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith.

(j) We have assumed that each party to each of the Transaction Documents will enforce same in compliance with the provisions thereof and all requirements of applicable law.

*        *        *         *

IRS CIRCULAR 230 DISCLOSURE: To ensure compliance with Treasury Department regulations, we inform you that any U.S. federal tax advice contained in this opinion is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties that may be imposed under the U.S. Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

*        *        *        *

This opinion is being furnished only to you solely for the purpose set out above and is not to be used, circulated, quoted or otherwise relied upon for any other purpose. This opinion may not be relied upon for any other purpose, or relied upon by any other person for any purpose, without our prior written consent.

Very truly yours,

SCHEDULE A

Brookstone International Holdings, Inc.

Brookstone Purchasing, Inc.

Brookstone Stores, Inc.

Brookstone Retail Puerto Rico, Inc.

Brookstone Holdings, Inc.

Brookstone Properties, Inc.

Advanced Audio Concepts, Ltd.

Gardeners Eden, Inc.

SCHEDULE B

1.	Real Estate Loan Agreement dated August 24, 2004 between Banknorth, N.A. and Brookstone Company, Inc.

2.	Real Estate Promissory Note dated August 24, 2004 between Banknorth, N.A. and Brookstone Company, Inc.

3.	Mortgage and Security Agreements dated August 24, 2004 between Banknorth, N.A. and Brookstone Company, Inc.

ANNEX III

Form of Legal Opinion of Cook, Little, Rosenblatt & Manson, P.L.L.C.

October 4, 2005

Goldman, Sachs & Co.

UBS Securities LLC

c/o Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

Ladies and Gentlemen:

We have acted as special New Hampshire counsel to Brookstone Company, Inc., a New Hampshire corporation (the “Company”) and each of Brookstone International Holdings, Inc., Brookstone Purchasing, Inc., Brookstone Holdings, Inc., Brookstone Stores, Inc., Brookstone Properties, Inc., and Gardeners Eden, Inc. (all New Hampshire corporations and collectively the “New Hampshire Guarantors”) in connection with the Purchase Agreement (the “Purchase Agreement”) dated as of September 23, 2005, by and among the Company, Brookstone, Inc., a Delaware corporation (the “Parent”), the New Hampshire Guarantors, Brookstone Retail Puerto Rico, Inc. (“Brookstone Retail Puerto Rico”), Advanced Audio Concepts, Ltd. (“Advanced Audio”) and Goldman, Sachs & Co. as representative of the Purchasers named in Schedule A hereto.

This opinion is given pursuant to Section 7(c) of the Purchase Agreement. Capitalized terms used in this opinion without definition have the meanings given to them in the Purchase Agreement.

As to various questions of fact material to our opinions in the numbered paragraphs below, we have relied upon, and assumed without independent investigation the accuracy of, the representations made by the Company and each of the New Hampshire Guarantors in Section 1 of the Purchase Agreement. We have examined (i) the Purchase Agreement, (ii) the Indenture (the “Indenture”), dated as of October 4, 2005, by and among the Parent, the Company, the New Hampshire Guarantors, Brookstone Retail Puerto Rico, Advanced Audio and Wells Fargo Bank, N.A., as Trustee (the “Trustee”), (iii) the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of October 4, 2005, by and among the Parent, Company, the New Hampshire Guarantors, Brookstone Retail Puerto Rico, Advanced Audio and the Purchasers, (iv) the Security Agreement (the “Security Agreement”), dated as of October 4, 2005, by and among the Parent, Company, the New Hampshire Guarantors, Brookstone Retail Puerto Rico, Advanced Audio and Wells Fargo Bank, N.A., as Collateral Agent (the “Collateral Agent”), (v) the Intellectual Property Security Agreement (the “IP Security Agreement”) dated as of October 4, 2005, by and among the Company, the New Hampshire Guarantors, Brookstone Retail Puerto Rico, Advanced Audio and the Collateral Agent, (vi) the Collateral Agency Agreement (the “Collateral Agency Agreement”) dated as of October 4, 2005, by and among the Parent, the Company, the New Hampshire Guarantors, Brookstone Retail Puerto Rico, Advanced Audio and the Collateral Agent, (vii) the Intercreditor Agreement (the “Intercreditor Agreement”) dated as of October 4, 2005, by and among the Parent, the Company, the New Hampshire Guarantors, Brookstone Retail Puerto Rico, Advanced Audio, the Trustee, the Collateral Agent and Bank of America, N.A., as collateral agent under the new senior secured credit facility dated as of the date hereof, (viii) the Securities (including therein, the temporary Global Security and the Exchange Securities as described in the Purchase Agreement), (ix) the Guarantees of the New Hampshire Guarantors, (x) the form of unfiled copy of a financing statement attached hereto as Annex A (the “Financing Statements”), which we understand will be filed in the office of the Secretary of State of the State of New Hampshire with respect to each of the Company and the New Hampshire Guarantors named as debtor therein, and (xi) such certificates, documents and records and have made such investigation as we have deemed necessary in connection with the opinions set forth below. We have also examined and relied upon the Articles of Incorporation certified by the New Hampshire Secretary of State, By-laws certified by the secretary, certificates of existence issued by the New Hampshire Secretary of State, and Secretary’s Certificates executed by the secretary for each of the Company and the New Hampshire Guarantors (collectively, the foregoing being the “Organizational Documents”).

We have assumed that the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Security Agreement, the IP Security Agreement, the Collateral Agency Agreement, the Intercreditor Agreement, the Securities, and the Guarantees (collectively, the “Transaction Documents” and the Security Agreement, the IP Security Agreement, the Collateral Agency Agreement, and the Intercreditor Agreement being collectively, the “Security Documents”) have been duly authorized, executed and delivered by each of the parties thereto, other than Company and the New Hampshire Guarantors, and that each such party has all requisite power and authority to effect the transactions contemplated by the Transaction Documents. We have further assumed with respect to each party to the Transaction Documents, other than the Company and the New Hampshire Guarantors, that it has been duly organized and is validly existing and is in good standing under the laws of the jurisdiction of its organization; the execution, delivery and performance by it of the Transaction Documents to which it is a party do not violate any provisions of law, regulation or treaty applicable to it or public policy, in each case in the jurisdiction where it is organized or any provision of its organizational documents; and no approval, authorization or other action by, or filing with, any governmental authority in the jurisdiction of its organization is required for the valid execution, delivery or performance by it of any of the Transaction Documents to which it is a party, except for such approvals, authorizations, actions and filings as have been obtained, taken or made, as the case may be.

In addition to the Transaction Documents and the Organizational Documents, we have examined such other documents and corporate or other entity records and questions of law as we have deemed necessary for the purposes of this opinion. As to matters of fact, we have also examined such certificates of public officials, officers of the Company and the New Hampshire Guarantors and other Persons as we have deemed relevant and appropriate as a basis for the opinions expressed herein, and we have made no effort to independently verify the facts set forth in such certificates. Further, in making the foregoing examinations, we have assumed the genuineness of all signatures, the legal capacity of each person signatory to any of the documents reviewed by us, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies. In making the foregoing examinations, we have assumed that, as to factual matters, all representations and warranties made in the aforesaid documents were and are true, correct and complete.

Additionally, for purposes of rendering our opinion concerning the ownership of shares of the capital stock of the Company and the New Hampshire Guarantors as set forth in paragraph numbered 9 below, we have relied solely upon that separate certificate of the Assistant Secretary of the Company and the New Hampshire Guarantors with respect thereto, a copy of which is attached hereto as Annex B. We have no reason to believe that we are not justified in relying upon such certificate.

Based on the foregoing and on the qualifications, limitations and assumptions set forth herein, we are of the opinion that:

1. Each of the Company and the New Hampshire Guarantors is incorporated and validly existing as a corporation in good standing under the laws of the State of New Hampshire and has the corporate power and authority to own its properties and conduct its business as described in the “Business” section of the Offering Circular.

2. Each of the of the Company and the New Hampshire Guarantors (a) has the power and authority to execute and deliver each of the Transaction Documents to which it is a party, to authorize the filing of the Financing Statements, and to grant the security interests to be granted by it pursuant to the Security Documents, and to perform its obligations under the Transaction Documents to which it is a party, (b) has duly authorized by all requisite corporate action, executed and delivered each of the Transaction Documents to be delivered as of the Closing Date to which it is a party, and (c) has duly authorized by all requisite corporate action the filing of the Financing Statements.

3. The temporary global Security (as described in the Purchase Agreement) has been duly executed and delivered by the Company.

4. The Securities in definitive form, when duly executed, authenticated and delivered in exchange for the temporary global Security in accordance with the terms of the Indenture, will have been duly executed and delivered by the Company.

5. The Exchange Securities have been duly authorized and when duly executed and delivered by the Company in accordance with the terms of the Indenture and the Registration Rights Agreement, will have been duly executed and delivered by the Company.

6. The Guarantees have been duly authorized, executed and delivered by each of the New Hampshire Guarantors.

7. The Exchange Guarantees have been duly authorized and when duly executed and delivered by each of the New Hampshire Guarantors in accordance with the terms of the Indenture, will have been duly executed and delivered by each of the New Hampshire Guarantors.

8. The execution and delivery by each of the Company and the New Hampshire Guarantors of the Transaction Documents to which it is a party, the granting of the security interests to be granted by it pursuant to the Security Documents, and the authorization by it of the filing of the Financing Statements will not contravene its respective Organizational Documents or any applicable law of the State of New Hampshire.

9. The authorized capital stock of each of the Company and the New Hampshire Guarantors and the record ownership thereof is as follows:

(a)	Brookstone Company, Inc.: one hundred (100) shares of common capital stock authorized, one hundred (100) shares of which are issued and outstanding and owned by the Parent.

(b)	Brookstone Stores, Inc.: one hundred (100) shares of common capital stock authorized, ten (10) shares of which are issued and outstanding and owned by Brookstone Company, Inc.

(c)	Brookstone Purchasing, Inc.: one hundred (100) shares of common capital stock authorized, ten (10) shares of which are issued and outstanding and owned by Brookstone Company, Inc.

(d)	Brookstone Holdings, Inc.: one hundred (100) shares of common capital stock authorized, ten (10) shares of which are issued and outstanding and owned by the Brookstone Stores, Inc.

(e)	Brookstone Properties, Inc.: one thousand (1000) shares of common capital voting stock authorized, one hundred (100) shares of which are issued and outstanding and owned by Brookstone Holdings, Inc. and one thousand (1,000) shares of Preferred Non-Voting Stock authorized, none of which are outstanding.

(f)	Brookstone International Holdings, Inc.: one hundred (100) shares of common capital stock authorized, one hundred (100) of which are issued and outstanding and owned by the Brookstone Company, Inc.

(g)	Gardeners Eden, Inc.: one hundred (100) shares of common capital stock authorized, ten (10) of which are issued and outstanding and owned by the Brookstone Company, Inc.

10. Each of the Financing Statements is in proper form for filing in the office of the Secretary of State of the State of New Hampshire, and upon due filing in such office, the Collateral Agent, for the benefit of the Secured Parties, will have a perfected security interest in that portion of the property of the Company and the New Hampshire Guarantors in which a security interest (a) may be created under Article 9 of the New York Uniform Commercial Code (assuming that the provisions of Article 9 of the New York Uniform Commercial Code are in this respect identical to the provisions of the New Hampshire Uniform Commercial Code (the “New Hampshire UCC”)) and (b) is perfected by filing a financing statement under the New Hampshire UCC (the “Filing Collateral”).

The opinions expressed above are subject to the following qualifications, assumptions and exceptions:

(a) We express no opinion with respect to limitations imposed by law and court decisions upon the availability of the remedy of specific performance, injunctive relief and other equitable remedies, whether sought in legal or equitable proceedings.

(b) Our opinions are subject to applicable bankruptcy, solvency, insolvency, reorganization, moratorium or other similar laws and legal requirements (including, without limitation, fraudulent transfer laws) and general equitable principles (whether considered in a proceeding in equity or at law).

(c) We express no opinion as to, and have assumed for purposes of our opinions, the fairness of the transactions contemplated under the Transaction Documents and the adequacy of consideration for the obligations of each party under the Transaction Documents.

(d) We express no opinion with respect to the enforceability of the Transaction Documents.

(e) We express no opinion as to the Parent’s, Company’s or the New Hampshire Guarantors’ title to, or rights in or to, any property, real or personal, purported to be owned by any of them, or with respect to any liens, encumbrances, equities or claims affecting any such property.

(f) The foregoing opinions are limited to the specific issues addressed and to laws existing on the date hereof. By rendering our opinion, we do not undertake to advise you with respect to any change in such laws or in the interpretations thereof which may occur after the date hereof.

(g) The laws covered by the opinions expressed herein are limited solely to the laws of the State of New Hampshire, and we express no opinion as to the laws of any other jurisdiction and we assume no responsibility for the applicability or effect of the law of any other jurisdiction. For purposes of this opinion letter, the “law” of a jurisdiction means such jurisdiction’s statutes, the judicial and administrative decisions, and the rules and regulations of the governmental agencies of such jurisdiction, but excluding the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities, and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level) and judicial decisions to the extent that they deal with any of the foregoing excluded items.

(h) Our opinions as they relate to the laws of the State of New Hampshire are based upon a review of those laws as in effect on the date hereof which a lawyer exercising customary professional diligence would reasonably recognize as being applicable with respect to the transactions contemplated by the Transaction Documents.

(i) We express no opinion as to the Securities Act, the Exchange Act, the Trust Indenture Act, state securities or “blue sky” laws (including New Hampshire securities laws) or foreign securities laws, or the effect thereof.

(j) Our opinions are subject to the following additional qualifications and assumptions:

(i) We have assumed that each of the Company and the New Hampshire Guarantors has its respective rights in the Filing Collateral as to which it has granted a security interest to the Collateral Agent and that value has been given therefor. We express no opinion as to the nature or extent of any Person’s rights in, or title to, any Filing Collateral or as to the validity or enforceability of any Filing Collateral.

(ii) We have assumed that the descriptions of the Filing Collateral contained in, or attached as schedules to, the Transaction Documents are factually accurate descriptions of the collateral intended to be covered by such documents.

(iii) The security interests of the Collateral Agent in proceeds of the Filing Collateral is limited to the extent set forth in Section 9-315 of the New Hampshire UCC.

(iv) In the case of Filing Collateral consisting of chattel paper, accounts and general intangibles, the security interest of the Collateral Agent may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors to the extent set forth in the New Hampshire UCC.

(v) Except to the extent Article 9 of the New Hampshire UCC and the Filing Sections are applicable, no opinion is expressed concerning any item of Filing Collateral that is subject to a statute, regulation or treaty of the United States of America that provides for a national or international registration or a national or international certificate of title for the creation of a security interest therein.

(vi) To the extent that any of the Company or the New Hampshire Guarantors acquires rights in any Filing Collateral subsequent to the date hereof, the security interest of the Filing Collateral Agent will not attach until the Company or the New Hampshire Guarantors, as applicable, acquires such rights.

(vii) Our opinion in paragraph 10 does not, except to the extent Article 9 of the New Hampshire UCC is applicable, address the security interest of any Person in any copyrights, patents, trademarks, service marks or other intellectual property, the proceeds thereof or any rights (including accounts, general intangibles or payment intangibles) with respect to the lease, license or use thereof.

(viii) We express no opinion as to the effect of agreements or laws (other than the New Hampshire UCC) prohibiting, restricting or conditioning the assignment of any of the Collateral.

(ix) Except as set forth in paragraph 10 above, we express no opinion as to the perfection of any security interest. We express no opinion as to the priority or freedom from adverse claims of any security interest.

(x) We have assumed that none of the Filing Collateral consists of consumer goods, crops growing or to be grown, timber to be cut, minerals or the like (including oil and gas) or accounts resulting from the sale of minerals or the like at the wellhead or the minehead.

(xi) We have assumed that each item of Filing Collateral consisting of instruments and certificated securities is represented by only one writing.

(xii) Our opinions expressed in paragraph 10 do not address the passage of time or other events subsequent to the date hereof, including, without limitation, changes in the name, jurisdiction of organization or location of the Company or the New Hampshire Guarantors, which can result in the lapsing of perfection unless certain additional steps are taken

(xiii) In the case of the issuance of distributions with respect to the Filing Collateral, the validity, perfection and priority of the security interest of the Collateral Agent may be dependent upon obtaining possession thereof or taking other appropriate action in accordance with the provisions of the New Hampshire.

(xiv) We have assumed that any and all recording taxes and fees with respect to the perfection of security interests in the Filing Collateral have been paid to the appropriate governmental authorities.

This opinion is being delivered solely for your benefit and may not be relied upon by any other individual or entity without our prior written consent; provided, however, that Kaye Scholer LLP may rely on this opinion for purposes of rendering its opinions to you on behalf of the Company and the New Hampshire Guarantors in connection with the transactions contemplated by the Purchase Agreement.

Very truly yours,

Cook Little Rosenblatt & Manson, pllc

SCHEDULE A

PURCHASERS

Goldman, Sachs & Co

UBS Securities LLC

COOK, LITTLE, ROSENBLATT

& MANSON, P.L.L.C.

OPINION LETTER

ANNEX B

CERTIFICATE OF ASSISTANT SECRETARY

The undersigned, being the duly authorized Assistant Secretary of each of Brookstone Company, Inc., Brookstone Stores, Inc., Brookstone Purchasing, Inc., Brookstone Properties, Inc., Brookstone Holdings, Inc., Brookstone Holdings International, Inc., and Gardeners Eden, Inc. (collectively, the “Corporations”), does hereby certify to Cook, Little, Rosenblatt & Manson, P.L.L.C., for purposes of such law firm rendering a legal opinion on behalf of each of the Corporations in accordance with the provisions of a certain Purchase Agreement (the “Purchase Agreement”) dated as of September 23, 2005, by and among Brookstone, Inc., a Delaware corporation (the “Parent”), the Corporations, Brookstone Retail Puerto Rico, Inc. (“Brookstone Retail Puerto Rico”), Advanced Audio Concepts, Ltd. (“Advanced Audio”) and Goldman, Sachs & Co. as representative of the Purchasers under the Purchase Agreement, made as of the date hereof (the “Closing Date”), that, as of the Closing Date, the authorized capital stock of the Corporations is as follows:

(a) Brookstone Company, Inc.: one hundred (100) shares of common capital stock authorized, one hundred (100) shares of which are issued and outstanding and owned by the Parent.

(b) Brookstone Stores, Inc.: one hundred (100) shares of common capital stock authorized, ten (10) shares of which are issued and outstanding and owned by Brookstone Company, Inc.

(c) Brookstone Purchasing, Inc.: one hundred (100) shares of common capital stock authorized, ten (10) shares of which are issued and outstanding and owned by Brookstone Company, Inc.

(d) Brookstone Holdings, Inc.: one hundred (100) shares of common capital stock authorized, ten (10) shares of which are issued and outstanding and owned by the Brookstone Stores, Inc.

(e) Brookstone Properties, Inc.: one thousand (1000) shares of common capital voting stock authorized, one hundred (100) shares of which are issued and outstanding and owned by Brookstone Holdings, Inc. and one thousand (1,000) shares of Preferred Non-Voting Stock authorized, none of which are outstanding.

(f) Brookstone International Holdings, Inc.: one hundred (100) shares of common capital stock authorized, one hundred (100) of which are issued and outstanding and owned by the Brookstone Company, Inc.

(g) Gardeners Eden, Inc.: one hundred (100) shares of common capital stock authorized, ten (10) of which are issued and outstanding and owned by the Brookstone Company, Inc.

[SIGNATURE PAGE FOLLOWS]

COOK, LITTLE, ROSENBLATT

& MANSON, P.L.L.C.

OPINION LETTER

ANNEX B

CERTIFICATE OF ASSISTANT SECRETARY

IN WITNESS WHEREOF, the undersigned has executed the within certificate as of the 4th day of October, 2005.

BROOKSTONE COMPANY, INC.,
BROOKSTONE STORES, INC.,
BROOKSTONE PURCHASING, INC.,
BROOKSTONE PROPERTIES, INC.,
BROOKSTONE HOLDINGS, INC.,
BROOKSTONE INTERNATIONAL
HOLDINGS, INC., and GARDENERS
EDEN, INC.

By:
Witness	Daniel J. Burke, Assistant Secretary

ANNEX IV

Form of Legal Opinion of Daniel Burke,

General Counsel of Brookstone, Inc. and its Subsidiaries

[Brookstone Letterhead]

October     , 2005

Goldman, Sachs & Co.

UBS Securities LLC

c/o Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

Ladies and Gentlemen:

The undersigned is counsel to Brookstone Company, Inc., a New Hampshire corporation (the “Company”), Brookstone, Inc., a Delaware corporation (“Parent”) and each of the other companies listed on Schedule A hereto (collectively with Parent, the “Guarantors”) in connection with the Purchase Agreement (the “Purchase Agreement”) dated as of September 23, 2005 by and among the Company, the Guarantors and Goldman, Sachs & Co., as representative of the Purchasers named in Schedule B (collectively, the “Purchasers”).

This opinion is being furnished to you pursuant to Section 7(d) of the Purchase Agreement. Capitalized terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the meanings attributed to them in the Purchase Agreement.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents and records and have made such investigation of fact and such examination of law as I have deemed appropriate in order to render the opinions set forth herein. In conducting such investigation, I have relied, without independent verification, upon certificates of officers of the Parent, the Company and the Guarantors, public officials and other appropriate persons, and on the representations and warranties as to matters of fact contained in the Purchase Agreement or certificates delivered in connection with the Purchase Agreement.

In expressing the opinions set forth below, I have assumed the genuineness of all signatures and the capacity of the persons so signing, the authenticity of all documents submitted to me as originals, the conformity to the originals of all documents submitted to me as certified, conformed, photostatic or facsimile copies and the authenticity of the originals of such copies.

I express no opinion as to the laws of any jurisdiction other than those of the State of New Hampshire, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

Based on the foregoing and on the qualifications, limitations and assumptions set forth herein, I am of the opinion that:

1. To my knowledge, all of the legal proceedings involving the Parent, the Company or the Guarantors that would be required to be described in a registration statement under Item 103 of Regulation S-K, if the offering of the Securities was registered under the Securities Act, have been described in the Offering Circular.

2. To my knowledge, neither the Parent, the Company nor any of its Guarantors is (a) in violation of its Certificate of Incorporation, Bylaws or other organizational documents, as appropriate or (b) in default in the performance of any of the agreements listed on Schedule C hereto.

This opinion is being furnished to the Purchasers and, except as otherwise consented to by me, is solely for the benefit of the Purchasers, and may not be relied upon by any other individual or entity for any other purpose.

Very truly yours,

Daniel Burke, Esq.
General Counsel

SCHEDULE A

Brookstone International Holdings, Inc.

Brookstone Purchasing, Inc.

Brookstone Stores, Inc.

Brookstone Retail Puerto Rico, Inc.

Brookstone Holdings, Inc.

Brookstone Properties, Inc.

Advanced Audio Concepts, Ltd.

Gardeners Eden, Inc.

SCHEDULE B

Goldman, Sachs & Co.

UBS Securities LLC

SCHEDULE C

1. Real Estate Loan Agreement dated August 24, 2004 between Banknorth, N.A. and the Company.

2. Real Estate Promissory Note dated August 24, 2004 between Banknorth, N.A. and the Company.

3. Mortgage and Security Agreements dated August 24, 2004 between Banknorth, N.A. and the Company.

ANNEX V

Form of Comfort Letter of PricewaterhouseCoopers LLP

September 23, 2005

Brookstone, Inc.

One Innovation Way

Merrimack, NH 03054

and

Goldman, Sachs & Co. and

UBS Securities LLC

c/o Goldman, Sachs & Co.

85 Broad Street

New York, NY 10004

Ladies and Gentlemen:

We have audited:

1.	The consolidated financial statements of Brookstone, Inc. (the “Company”) and subsidiaries as of January 29, 2005 and January 31, 2004 and for each of the three years in the period ended January 29, 2005 included in the Company’s annual report on Form 10-K for the year ended January 29, 2005, as amended on the Company’s Current Report on Form 8-K dated September 14, 2005 (the “Form 10-K”),

2.	The related financial statement schedule included in the Form 10-K,

3.	Management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of January 29, 2005 which is included in the Form 10-K, and

4.	The effectiveness of the Company’s internal control over financial reporting as of January 29, 2005.

The consolidated financial statements, financial statement schedule and management’s assessment referred to above are all included in the offering memorandum for Brookstone Company, Inc.’s $190,000,000 Senior Notes due 2012 (the “Senior Notes”). Our reports with respect thereto are also included in the offering memorandum. The offering memorandum dated September 23, 2005 is herein referred to as the Offering Memorandum.

This letter is being furnished in reliance upon your representation to us that:

a.	You are knowledgeable with respect to the due diligence review process that would be performed if this placement of securities were being registered pursuant to the Securities Act of 1933 (the Act).

b.	In connection with the offering of the Senior Notes, the review process you have performed is substantially consistent with the due diligence review process that you would have performed if this placement of securities were being registered pursuant to the Act.

In connection with the Offering Memorandum:

1.	We are an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the Securities and Exchange Commission (SEC) and the Public Company Accounting Oversight Board (United States) (“PCAOB)”.

2.	Company officials have advised us that the financial statements included in the Offering Memorandum are prepared in accordance with Regulation S-X of the SEC except for the supplemental consolidating financial information which is not in compliance with Rule 3-10 of Regulation S-X and has been presented in its current format for informational purposes. In our opinion, the financial statements audited by us and included in the Offering Memorandum comply as to form in all material respects with the applicable sections of Regulation S-X except for the supplemental consolidating financial information which is not in compliance with Rule 3-10 of Regulation S-X.

3.	We have not audited any financial statements of the Company as of any date or for any period subsequent to January 29, 2005; although we have conducted an audit for the year ended January 29, 2005, the purpose (and therefore the scope) of the audit was to enable us to express an opinion on the consolidated financial statements as of January 29, 2005 and for the year then ended, but not on the financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the unaudited consolidated balance sheet as of July 30, 2005 and the unaudited consolidated statement of income for the thirteen and twenty-six week periods ended July 30, 2005 and July 31, 2004, and of the unaudited consolidated statement of cash flows for the twenty-six week periods ended July 30, 2005 and July 31, 2004 included in the Offering Memorandum, or on the financial position, results of operations, or cash flows as of any date or for any period subsequent to January 29, 2005. Also, we have not audited the Company’s internal control over financial reporting as of any date subsequent to January 29, 2005. Therefore, we do not express any opinion on the Company’s internal control over financial reporting as of any date subsequent to January 29, 2005.

4.	For purposes of this letter we have read the fiscal 2005 minutes of the meetings of the stockholders, the Board of Directors, and the Audit Committee of the Company and its subsidiaries as set forth in minute books as of September 20, 2005, officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein and have carried out other procedures to September 20, 2005 (our work did not extend to the period from September 21, 2005 to September 23, 2005, inclusive), as follows:

a.	With respect to the thirteen and twenty-six week periods ended July 30, 2005 and July 31, 2004, we have i) performed the procedures (completed on August 26, 2005) specified by the PCAOB for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the unaudited consolidated balance sheet as of July 30, 2005 and the unaudited consolidated statement of income for the thirteen and twenty-six week periods ended July 30, 2005 and July 31, 2004 and the unaudited consolidated statement of cash flows for the twenty-six week periods ended July 30, 2005 and July 31, 2004 included in the Offering Memorandum and ii) inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited condensed consolidated financial statements referred to in a (i) above comply as to form in all material respects with the applicable sections of Regulation S-X.

b.	With respect to the period from July 31, 2005 to August 27, 2005, we have:

(i)	read the unaudited consolidated financial data of the Company for August of both 2005 and 2004, furnished us by the Company, officials of the Company having advised us that no such financial data as of any date or for any period subsequent to August 27, 2005, were available. The financial information for August of both 2005 and 2004 is incomplete in that it omits the statements of cash flows and other disclosures.

(ii)	inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited financial data referred to in b(i) are stated on a basis substantially consistent with that of the audited financial statements included in the Offering Memorandum.

The foregoing procedures do not constitute an audit conducted in accordance with standards of the PCAOB. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations regarding the sufficiency of the foregoing procedures for your purposes.

5.	Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that:

a.	any material modifications should be made to the unaudited consolidated financial statements described in 4a. for them to be in conformity with generally accepted accounting principles; or

b.	the unaudited condensed consolidated financial statements described in 4a. do not comply as to form in all material respects with the applicable sections of Regulation S-X; or

c.	(i) at August 27, 2005, there was any change in capital stock (except for the exercise of stock options resulting in the issuance of 1,375 shares of common stock), increase in long-term debt, any decrease in consolidated net current assets (working capital) (except for a decrease of $2,728,000) or any decrease in consolidated stockholders’ equity (except for a decrease of $3,595,000) of the Company and subsidiaries as compared with amounts shown on the July 30, 2005 unaudited consolidated balance sheet included in the Offering Memorandum, or (ii) for the period from July 31, 2005 to August 27, 2005, as compared to the corresponding period in the preceding year, any decrease in total consolidated net sales, any decrease in income from operations (except for a decrease of $1,098,000) or any decrease in net income (except for a decrease of $903,000), and except in all instances for increases or decreases that the Offering Memorandum discloses have occurred or may occur.

6.

As mentioned in 4b, Company officials have advised us that no consolidated financial data as of any date or for any period subsequent to August 27, 2005, are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after August 27, 2005, have, of necessity, been even more limited than those with respect to the periods referred to in 4. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether at September 20, 2005 there was any change in the capital stock or increase in long-term debt of the Company and subsidiaries as compared with amounts shown on the July 30, 2005 unaudited consolidated balance sheet included in the Offering Memorandum. On the basis of these inquiries and our reading of the minutes as described in 4, nothing came to our attention that caused us to believe that there was any such change, increase or decrease, except in all instances for increases or decreases that the Offering Memorandum discloses have occurred or may occur and except for the exercise of stock options resulting in the issuance of 1,375 shares of common stock.

7.	For purposes of this letter, we have also read the items identified by you on the attached copy of the Offering Memorandum and have performed the procedures set forth in Attachment A, which were applied as indicated with respect to the number explained in Attachment A to this letter. We make no comment as to whether the SEC would view any non-GAAP financial information included or incorporated by reference in this document as being compliant with the requirements of Regulation G or Item 10 of Regulation S-K.

8.	Our audit of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, or any other period, did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated above and, accordingly, we express no opinion thereon.

9.	Company officials have advised us that the pro forma financial statements included in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X. At your request, we have:

a.	Read the unaudited pro forma consolidated balance sheet as of July 30, 2005 and the unaudited pro forma consolidated statement of operations for the year ended January 29, 2005, the twelve months ended July 30, 2005 and the twenty-six weeks ended July 30, 2005 which appear in the Offering Memorandum.

b.	Inquired of certain officials of the Company who have responsibility for financial and accounting matters about:

(i)	the basis for their determination of the pro forma adjustments, and

(ii)	whether the unaudited pro forma consolidated financial statements referred to in 9a. comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X.

c.	Proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated financial statements.

The foregoing procedures are substantially less in scope than an examination, the objective of which is the expression of an opinion on management’s assumptions, the pro forma adjustments, and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion. The foregoing procedures would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representation about the sufficiency of such procedures for your purposes.

10.	Nothing came to our attention as a result of the procedures specified in paragraph 9, however, that caused us to believe that the unaudited proforma consolidated financial statements referred to in 9a. included in the Offering Memorandum do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements. Had we performed additional procedures or had we made an examination of the consolidated pro forma financial statements, other matters might have come to our attention that would have been reported to you.

11.	The procedures enumerated in paragraphs 7, 9 and 10 do not constitute an audit conducted in accordance with standards of the PCAOB. Accordingly, we make no representations regarding the sufficiency of the foregoing procedures for your purposes.

12.	It should be understood that we make no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs; also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages listed above. Further, we have addressed ourselves solely to the foregoing data as set forth in the Offering Memorandum and make no representations regarding the adequacy of disclosure or regarding whether any material facts have been omitted.

13.	This letter is solely for the information of the addressees and to assist Goldman, Sachs & Co. and UBS Securities LLC in conducting and documenting their investigation of the affairs of the Company in connection with the offering of securities covered by the Offering Memorandum, and it is not to be used, circulated, quoted, or otherwise referred to for any other purpose, including but not limited to the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Offering Memorandum or any other document, except that reference may be made to it in the Underwriter Agreement or in any list of closing documents pertaining to the offering of securities covered by the Offering Memorandum.